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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 11, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



 A Delaware Corporation        Commission File       IRS Employer Identification
(State of Incorporation)        Number 1-14087              No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
               (Address of principal executive offices, including
                                    Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

Press Release

     On May 11, 1999, U S WEST issued a press release announcing the election of Solomon D. Trujillo as the Company's Chairman of the Board and the retirement of Richard D. McCormick. The press release is filed as Exhibit 99 to this Current Report on Form 8-K.

Press Release

     On May 11, 1999, U S WEST issued a press release announcing the results of shareholder voting at the Company's 1999 Annual Shareholders' Meeting. The press release is filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7.       Exhibits

Exhibit       Description

99 Press Release issued May 11, 1999 entitled: "Solomon Trujillo Elected U S WEST Chairman; Richard McCormick Retires from the Board of Directors"

99 Press Release issued May 11, 1999 entitled: "U S WEST Shareowners Elect Three Directors, Approve One Shareowner Proposal, Defeat Three Other Proposals"


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      U S WEST, Inc.
                                                      (Formerly "USW-C, Inc.")


                                                 By:  /s/ Thomas O. McGimpsey
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                                                      Thomas O. McGimpsey
                                                      Assistant Secretary

Dated:        May 12, 1999